Exhibit 10.1

EXECUTION VERSION

INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION dated as of December 30, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (the “Administrative Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent. Capitalized terms used in this Amendment but not otherwise defined have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, in accordance with Section 2.21 of the Credit Agreement, hereby requests that (a) the Incremental Tranche B-2 Term Lenders (as defined below) make Incremental Term Loans in the form of Tranche B Term Loans (collectively, the “Incremental Tranche B-2 Term Loans”) on the Effective Date (as defined below) in an aggregate principal amount of up to $500,000,000 subject to the terms and conditions set forth herein and in the Credit Agreement and (b) the Incremental Tranche A Lenders (as defined below) make Incremental Term Loans in the form of Tranche A Term Loans (collectively, the “Incremental Tranche A Term Loans”) on the Effective Date in an aggregate principal amount of up to $200,000,000 subject to the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, (a) each Person party hereto whose name is set forth on Schedule 1(a) hereto under the heading “Incremental Tranche B-2 Term Lenders” (each such Person, an “Incremental Tranche B-2 Term Lender”) has agreed to make an Incremental Tranche B-2 Term Loan to the Borrower in the amount set forth opposite its name on such Schedule on the Effective Date subject to the terms and conditions set forth herein and in the Credit Agreement and (b) each Person party hereto whose name is set forth on Schedule 1(b) hereto under the heading “Incremental Tranche A Term Lenders” (each such Person, an “Incremental Tranche A Term Lender”) has agreed to make an Incremental Tranche A Term Loan to the Borrower in the amount set forth opposite its name on such Schedule on the Effective Date subject to the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, the Borrower, in accordance with Section 2.22 of the Credit Agreement, hereby requests that (a) the Revolving Maturity Date be extended to January 31, 2019 (subject to adjustment as set forth in the definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement (as amended hereby)) (the “Extended Revolving Maturity Date”), (b) the Tranche A Term Maturity Date be extended to January 31, 2019 (subject to adjustment as set forth in the definition of “Tranche A Term

Maturity Date” in Section 1.01 of the Credit Agreement (as amended hereby)) (the “Extended Tranche A Term Maturity Date”) (the extensions referred to in clauses (a) and (b) of this paragraph, the “Maturity Extensions”) and (c) the other amendments reflected in this Amendment (including to the Applicable Rate) be effected, in each case, as of the Effective Date;

WHEREAS, (a) each existing Revolving Commitment extended in accordance with the terms of this Amendment will be an “Extended Revolving Commitment” (with each existing Revolving Commitment not so extended, a “Non-Extended Revolving Commitment”), (b) each existing Revolving Loan extended in accordance with the terms of this Amendment will be an “Extended Revolving Loan” (with each existing Revolving Loan not so extended, a “Non-Extended Revolving Loan”) and (c) each existing Tranche A Term Loan extended in accordance with the terms of this Amendment will be an “Extended Tranche A Term Loan” (with each existing Tranche A Term Loan not so extended, a “Non-Extended Tranche A Term Loan”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 2(a) hereto under the heading “Extending Revolving Lenders” has consented to the extension of the maturity date of all or a portion of its Revolving Commitments and Revolving Loans to the Extended Revolving Maturity Date (each such consenting Revolving Lender (with respect to the portion of its existing Revolving Commitment and Revolving Loans that is so extended), an “Extending Revolving Lender”; and each non-consenting Revolving Lender (including any Revolving Lender that agrees to extend only a portion of its Revolving Commitment and Revolving Loans, with respect to the portion that is not extended), a “Non-Extending Revolving Lender”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 2(b) hereto under the heading “Extending Tranche A Term Lenders” has consented to the extension of the maturity date of all or a portion of its Tranche A Term Loans to the Extended Tranche A Term Maturity Date (each such consenting Tranche A Term Lender (with respect to the portion of its existing Tranche A Term Loans that is so extended), an “Extending Tranche A Term Lender”; and each non-consenting Tranche A Term Lender (including any Tranche A Term Lender that agrees to extend only a portion of its Tranche A Term Loans, with respect to the portion that is not extended), a “Non-Extending Tranche A Term Lender”);

WHEREAS, each Person party hereto whose name is set forth on Schedule 3(a) hereto under the heading “Replacement Revolving Lenders” (each such Person, a “Replacement Revolving Lender”) has agreed to purchase Non-Extended Revolving Commitments and Non-Extended Revolving Loans in the amount set forth opposite its name on such Schedule (such Replacement Revolving Lender’s “Replacement Revolving Commitment”) from the Non-Extending Revolving Lenders;

WHEREAS, each Person party hereto whose name is set forth on Schedule 3(b) hereto under the heading “Replacement Tranche A Term Lenders” (each such Person, a “Replacement Tranche A Term Lender”) has agreed to purchase Non-Extended Tranche A Term Loans in the amount set forth opposite its name on such

Schedule (such Replacement Tranche A Term Lender’s “Replacement Tranche A Term Commitment”) from the Non-Extending Tranche A Term Lenders;

WHEREAS, the Borrower hereby notifies the Administrative Agent that, following the consummation of the borrowings of the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans, the Maturity Extensions and the other transactions contemplated herein, the Borrower will prepay outstanding Revolving Loans in an aggregate principal amount equal to $700,000,000;

WHEREAS, this Amendment (a) is an Incremental Facility Amendment entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans; (b) is a Maturity Date Extension Request delivered to the Administrative Agent and the Lenders pursuant to Section 2.22 of the Credit Agreement and an amendment to the Credit Agreement, in accordance with Section 2.22(g) of the Credit Agreement, to effect the Maturity Extensions; and (c) is a notice of optional prepayment pursuant to Sections 2.11(a) and 2.11(f) of the Credit Agreement; and

WHEREAS, (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Morgan Stanley Senior Funding Inc. shall be joint lead arrangers and joint bookrunners; (b) Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be the syndication agent; (c) Morgan Stanley Senior Funding Inc. shall be the documentation agent; (d) Crédit Agricole Corporate and Investment Bank, SunTrust Bank, Toronto Dominion (New York) LLC and RBC Capital Markets1 shall be joint bookrunners and co-syndication agents; (e) J.P. Morgan Securities LLC, Barclays Bank PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Citibank, N.A. shall be joint bookrunners and co-documentation agents; and (f) Compass Bank, Wells Fargo Bank, N.A., Sumitomo Mitsui Banking Corporation and PNC Bank, National Association shall be senior managing agents, in each case in connection with this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Construction. The rules of interpretation set forth in Sections 1.02 and 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Tranche B-2 Term Loan.

(a) Schedule 1(a) hereto sets forth the portion of the Incremental Tranche B-2 Term Loans of each Incremental Tranche B-2 Term Lender as of the Effective Date

[1]	RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

(for each Incremental Tranche B-2 Term Lender, such Lender’s “Incremental Tranche B-2 Term Commitment”). The obligation of each Incremental Tranche B-2 Term Lender to make an Incremental Tranche B-2 Term Loan shall be several and not joint.

(b) On the Effective Date, after the conditions precedent set forth in Section 10(a) hereof have been satisfied, the Borrower shall make an Incremental Tranche B-2 Term Loan Borrowing in an aggregate principal amount, and of the Type and for the Interest Period, specified in the Borrowing Request delivered pursuant to Section 10(a)(iv) hereof, as required by and pursuant to the terms of the Credit Agreement, and each Incremental Tranche B-2 Term Lender shall make an Incremental Tranche B-2 Term Loan to the Borrower in an aggregate principal amount equal to such Incremental Tranche B-2 Term Lender’s Incremental Tranche B-2 Term Commitment.

(c) Notwithstanding anything in the Credit Agreement to the contrary, (i) the initial Interest Period in respect of the Incremental Tranche B-2 Term Loans shall commence on the Effective Date and shall end on December 31, 2013 (such period, the “Initial Tranche B-2 Interest Period”), and (ii) the LIBO Rate applicable for determining the rate of interest accruing on the Incremental Tranche B-2 Term Loans for the Initial Tranche B-2 Interest Period shall be the LIBO Rate applicable for determining the rate of interest accruing on the Tranche B Term Loans and Incremental Tranche B Term Loans on the Effective Date, which is a one-month LIBO Rate.

(d) Each Incremental Tranche B-2 Term Lender, by delivering its signature page to this Amendment on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Effective Date.

SECTION 3. Incremental Tranche A Term Loan.

(a) Schedule 1(b) hereto sets forth the portion of the Incremental Tranche A Term Loans of each Incremental Tranche A Term Lender as of the Effective Date (for each Incremental Tranche A Term Lender, such Lender’s “Incremental Tranche A Term Commitment”). The obligation of each Incremental Tranche A Term Lender to make an Incremental Tranche A Term Loan shall be several and not joint.

(b) On the Effective Date, after the conditions precedent set forth in Section 10(a) hereof have been satisfied, the Borrower shall make an Incremental Tranche A Term Loan Borrowing in an aggregate principal amount, and of the Type and for the Interest Period, specified in the Borrowing Request delivered pursuant to Section 10(a)(iv) hereof, as required by and pursuant to the terms of the Credit Agreement, and each Incremental Tranche A Term Lender shall make an Incremental Tranche A Term Loan to the Borrower in an aggregate principal amount equal to such Incremental Tranche A Term Lender’s Incremental Tranche A Term Commitment.

(c) Notwithstanding anything in the Credit Agreement to the contrary, (i) the initial Interest Period in respect of the Incremental Tranche A Term Loans shall commence on the Effective Date and shall end on December 31, 2013 (such period, the “Initial Tranche A Interest Period”), and (ii) the LIBO Rate applicable for determining the rate of interest accruing on the Incremental Tranche A Term Loans for the Initial Tranche A Interest Period shall be the LIBO Rate applicable for determining the rate of interest accruing on the Tranche A Term Loans on the Effective Date, which is a one-month LIBO Rate.

(d) Each Incremental Tranche A Term Lender, by delivering its signature page to this Amendment on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Effective Date.

SECTION 4. Maturity Date Extensions. Each of the following transactions will occur on the Effective Date after the conditions precedent set forth in Section 10(b) have been satisfied:

(a) Each Extending Revolving Lender agrees that all or a portion of its existing Revolving Commitment and Revolving Loans in the principal amount set forth opposite such Extending Revolving Lender’s name on Schedule 2(a) hereto will be modified to become an Extended Revolving Commitment and Extended Revolving Loans, respectively, of like amount (such amount, with respect to each Extending Revolving Lender, such Lender’s “Extended Revolving Commitment Amount”). The existing Revolving Commitments and Revolving Loans of each Non-Extending Revolving Lender will remain outstanding as Non-Extended Revolving Commitments and Non-Extended Revolving Loans, respectively. The initial Interest Period applicable to each Non-Extended Revolving Loan and Extended Revolving Loan that is a Eurodollar Loan will be the then-current Interest Period applicable to such existing Revolving Loan from which it is converted with no conversion into a different Interest Period, or payment or prepayment of such Loan being, deemed to have occurred solely due to this Amendment or the transactions described herein. Each existing Revolving Loan of an Extending Revolving Lender that is a Eurodollar Loan or an ABR Loan will be converted into an Extended Revolving Loan in the same proportion as the amount of such Lender’s Extended Revolving Commitment Amount.

(b) Each Extending Tranche A Term Lender agrees that all or a portion of its existing Tranche A Term Loans in the principal amount set forth opposite such Extending Tranche A Term Lender’s name on Schedule 2(b) hereto will be modified to become Extended Tranche A Term Loans of like amount (such amount, with respect to each Extending Tranche A Term Lender, such Lender’s “Extended Tranche A Term Commitment Amount”). The existing Tranche A Term Loans of each Non-Extending Tranche A Term Lender will remain outstanding as Non-Extended Tranche A Term Loans. The initial Interest Period applicable to each Non-Extended Tranche A Term Loan and Extended Tranche A Term Loan that is a Eurodollar Loan will be the then-current Interest Period applicable to such existing Tranche A Term Loan from which it is converted with no conversion into a different Interest Period, or payment or prepayment of such Loan being, deemed to have occurred solely due to this Amendment or the transactions described herein. Each existing Tranche A Term Loan of an Extending Tranche A Term Lender that is a Eurodollar Loan or an ABR Loan will be converted into an Extended Tranche A Term Loan in the same proportion as the amount of such Lender’s Extended Tranche A Term Commitment Amount.

(c) The parties hereto agree that the provisions of Section 2.22(d) of the Credit Agreement will apply to the Commitments and the Loans, as extended hereunder or as not extended, with (a) each Extending Revolving Lender, Replacement Revolving Lender, Extending Tranche A Term Lender and Replacement Tranche A Term Lender constituting a “Consenting Lender” thereunder (with respect to the portion of its Commitments and Loans extended hereunder) and (b) each Non-Extending Tranche A Lender and Non-Extending Revolving Lender constituting a “Declining Lender” thereunder.

(d) Notwithstanding anything herein to the contrary (but subject to (i) the understanding that the Tranche A Term Loans and the Incremental Tranche A Term Loans constitute separate Classes of Term Loans, (ii) the provisions of this Amendment (including the amendments set forth in Section 7 hereof) and (iii) the express limitations on amendments, modifications and waivers to the Loan Documents set forth in Section 9.02 of the Credit Agreement), the Tranche A Term Loans and the Incremental Tranche A Term Loans shall be treated in the same manner for all purposes under the Credit Agreement; provided, however, that Section 2.12(c) of the Credit Agreement shall not apply to the Incremental Tranche A Term Loans.

SECTION 5. Replacement Revolving Lenders. Each of the following transactions will occur on the Effective Date immediately after giving effect to the extension of the Revolving Maturity Date contemplated by Section 4(a) above:

(a) In accordance with Section 2.22(c) of the Credit Agreement, the Borrower is deemed to have requested the replacement of each Non-Extending Revolving Lender (for the avoidance of doubt, only in respect of that portion of such Lender’s Non-Extended Revolving Commitment and Non-Extended Revolving Loans) with the Replacement Revolving Lenders.

(b) Each Replacement Revolving Lender will pay to the Administrative Agent, for the account of the Non-Extending Revolving Lenders, an amount equal to its pro rata share (determined on the basis of the Replacement Revolving Commitment of such Replacement Revolving Lenders relative to the aggregate Replacement Revolving Commitments of all Replacement Revolving Lenders) of the aggregate principal amount of the Non-Extended Revolving Loans as of the date hereof (plus an amount equal to any accrued and unpaid interest, fees and other amounts attributable to such portion of the Non-Extended Revolving Loans). The amounts payable to the Administrative Agent pursuant to this Section 5(b) will subsequently be paid to each Non-Extending Revolving Lender ratably with respect to the outstanding principal amount of each such Non-Extending Revolving Lender’s Non-Extended Revolving Loans. The Administrative Agent hereby consents to each assignment and delegation of the Non-Extending

Revolving Commitment and Non-Extended Revolving Loans pursuant to this Section 5(b).

(c) The Borrower will pay to the Administrative Agent, in accordance with Section 2.22(c) of the Credit Agreement, any assignment fee and other costs and expenses required to be paid by the Borrower pursuant to such Section.

(d) The transactions described in this Section 5 will satisfy the requirements of Sections 2.19(b) and 9.04 of the Credit Agreement in respect of the assignment of the Non-Extended Revolving Commitments and Non-Extended Revolving Loans, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

(e) Each Replacement Revolving Lender hereby consents to the extension of the maturity date of the Revolving Commitments and Revolving Loans contemplated by Section 5(a) hereof; accordingly, upon the consummation of the assignments described in this Section 5, the Non-Extended Revolving Commitments and Non-Extended Revolving Loans assumed by the Replacement Revolving Lenders will thereafter constitute Extended Revolving Commitments and Extended Revolving Loans, respectively.

SECTION 6. Replacement Tranche A Term Lenders. Each of the following transactions will occur on the Effective Date immediately after giving effect to the extension of the Tranche A Term Maturity Date contemplated by Section 4(b) above:

(a) In accordance with Section 2.22(c) of the Credit Agreement, the Borrower is deemed to have requested the replacement of each Non-Extending Tranche A Term Lender (for the avoidance of doubt, only in respect of that portion of such Lender’s Non-Extended Tranche A Term Loans) with the Replacement Tranche A Term Lenders.

(b) Each Replacement Tranche A Term Lender will pay to the Administrative Agent, for the account of the Non-Extending Tranche A Term Lenders, an amount equal to its Replacement Tranche A Term Commitment (plus an amount equal to any accrued and unpaid interest attributable to that portion of the Non-Extended Tranche A Term Loans equal to such Replacement Tranche A Term Lender’s Replacement Tranche A Term Commitment). The amounts payable to the Administrative Agent pursuant to this Section 6(b) will subsequently be paid to each Non-Extending Tranche A Term Lender ratably with respect to the outstanding principal amount of each such Non-Extending Tranche A Term Lender’s Non-Extended Tranche A Term Loans. The Administrative Agent hereby consents to each assignment and delegation of the Non-Extending Tranche A Term Loans pursuant to this Section 6(b).

(c) The Borrower will pay to the Administrative Agent, in accordance with Section 2.22(c) of the Credit Agreement, any assignment fee and other costs and expenses required to be paid by the Borrower pursuant to such Section.

(d) The transactions described in this Section 6 will satisfy the requirements of Sections 2.19(b) and 9.04 of the Credit Agreement in respect of the assignment of the Non-Extended Tranche A Term Loans, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

(e) Each Replacement Tranche A Term Lender hereby consents to the extension of the maturity date of the Tranche A Term Loans contemplated by Section 4(b) hereof; accordingly, upon the consummation of the assignments described in this Section 6, the Non-Extended Tranche A Term Loans assumed by the Replacement Tranche A Term Lenders will thereafter constitute Extended Tranche A Term Loans.

SECTION 7. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Restricted Subsidiaries from time to time concerning or relating to bribery or corruption.

“Incremental Amendment No. 3” means the Incremental Facility Amendment No. 3 and Maturity Date Extension dated as of December 30, 2013, among Holdings, the Borrower, the other Loan Parties and other parties party thereto, the Administrative Agent and the Lenders party thereto.

“Incremental Amendment No. 3 Effective Date” means December 30, 2013.

“Incremental Tranche A Term Lender” means a Lender with an outstanding Incremental Tranche A Term Loan.

“Incremental Tranche A Term Loan” means a loan made pursuant to Section 3 of Incremental Amendment No. 3.

“Incremental Tranche A Term Maturity Date” means (a) at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, November 1, 2018, and (b) at any other time, January 31, 2019, in each case as the same may be extended pursuant to Section 2.22.

“Incremental Tranche B-2 Term Lender” means a Lender with an outstanding Incremental Tranche B-2 Term Loan.

“Incremental Tranche B-2 Term Loan” means a loan made pursuant to Section 2 of Incremental Amendment No. 3.

“Incremental Tranche B-2 Term Maturity Date” means January 31, 2021, as the same may be extended pursuant to Section 2.22.

“Other Term Loans” has the meaning assigned to such term in Section 2.21(a).

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council.

“Term Loan Increase” has the meaning assigned to such term in Section 2.21(a).

(b) The definition of “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “Tranche B Term Loans and Incremental Tranche B Term Loans” in the last sentence of such definition with the text “Tranche B Term Loans, Incremental Tranche B Term Loans and Incremental Tranche B-2 Term Loans” and (ii) deleting the parenthetical “(rounded upwards, if necessary, to the next 1/100 of 1%)” in the first sentence of such definition.

(c) The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Tranche B Term Loans and Incremental Tranche B Term Loans” in the last sentence of such definition with the text “Tranche B Term Loans, Incremental Tranche B Term Loans and Incremental Tranche B-2 Term Loans”.

(d) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Tranche B Term Loan or Incremental Tranche B Term Loan” in clause (a) of such definition with the text “Tranche B Term Loan, Incremental Tranche B Term Loan or Incremental Tranche B-2 Term Loan”.

(e) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is further amended by (i) replacing the text “Tranche A Term Loan” in clause (b) of such definition with the text “Tranche A Term Loan, Incremental Tranche A Term Loan” and (ii) replacing the pricing grid in clause (b) of such definition with the following pricing grid:

Total Net Leverage Ratio	ABR Spread	Eurodollar Spread	Commitment Fee Rate

Category 1
> 5.50:1.00	1.25%	2.25%	0.25%

Category 2

> 4.50:1.00 and ≤ 5.50:1.00	1.00%	2.00%	0.25%

Category 3
> 3.50:1.00 and ≤ 4.50:1.00	0.75%	1.75%	0.25%

Category 4	0.50%	1.50%	0.25%

≤ 3.50:1.00

(f) The definition of the term “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“For purposes of clarity, the merger of Holdings with and into an Affiliate in connection with a REIT Conversion shall not result in a Change in Control, and such Affiliate shall thereafter be deemed to be “Holdings” hereunder.”

(g) The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Incremental Tranche A Term Loans, Tranche B Term Loans, Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans, other Incremental Term Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Term Commitment, Tranche B Term Commitment or a Commitment in respect of any Incremental Term Loans and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class. Incremental Term Loans that have different terms and conditions (together with the Commitments in respect thereof) shall be construed to be in different Classes.

(h) The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect or such shorter period as the Administrative Agent may agree to in its sole discretion; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

(i) The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters “LIBOR 01” screen displaying British Bankers’ Association Interest Settlement Rates or any successor rate thereto (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits in an amount comparable to the amount of such Eurodollar Borrowing and with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of an amount comparable to the amount of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

(j) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the Revolving Maturity Date, the Tranche A Term Maturity Date, the Incremental Tranche A Term Maturity Date, the Tranche B Term Maturity Date, the Incremental Tranche B Term Maturity Date, the Incremental Tranche B-2 Maturity Date or the maturity date with respect to any other Class of Incremental Term Loans, as the context requires.

(k) The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Tranche B Term Loans, Incremental Tranche B Term Loans or Incremental Tranche B-2 Term Loans concurrently with the incurrence by the Borrower of any long-term bank debt financing or any other financing similar to the Tranche B Term Loans, the Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans, as applicable, in each case having a lower all-in yield (including, in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) than the all-in yield applicable to the Tranche B Term Loans, the Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans, as applicable (including, in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness).

(l) The definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means (a) at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, November 1, 2018, and (b) at any other time, January 31, 2019, in each case as the same may be extended pursuant to Section 2.22.

(m) The definition of “Tranche A Term Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche A Term Maturity Date” means (a) at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, November 1, 2018, and (b) at any other time, January 31, 2019, in each case as the same may be extended pursuant to Section 2.22.

(n) The definition of “Weighted Average Yield” in Section 1.01 of the Credit Agreement is hereby amended by replacing each occurrence of the text “Tranche B Term Loans or Incremental Tranche B Term Loans” in such Section with the text “Tranche B Term Loans, Incremental Tranche B Term Loans or Incremental Tranche B-2 Term Loans, as applicable”.

(o) Section 2.07 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (a) of such Section:

Notwithstanding anything herein to the contrary, each Interest Election Request delivered by the Borrower under this Section 2.07 with respect to the Tranche A Term Borrowings shall apply ratably to the Incremental Tranche A Term Borrowings (and vice versa).

(p) Section 2.10 of the Credit Agreement is hereby amended by amending and restating paragraph (a) of such Section in its entirety to read as follows:

Subject to adjustment pursuant to Section 2.11(d), the Borrower shall repay Tranche A Term Borrowings, if any, on the last day of each March, June, September and December, beginning with the first such date after the Tranche A Draw-Down Date, in an aggregate principal amount equal to (i) for each such date occurring on or prior to the Incremental Amendment No. 3 Effective Date, 1.25% of the aggregate principal amount of the Tranche A Term Borrowings outstanding on the Tranche A Draw-Down Date, (ii) for each such date occurring after the Incremental Amendment No. 3 Effective Date (beginning with March 31, 2014) but on or prior to January 31, 2016, 0.625% of the aggregate principal amount of the Tranche A Term Borrowings outstanding on the Incremental Amendment No. 3 Effective Date and (iii) for each such date occurring after January 31, 2016 but prior to the Tranche A Term Maturity Date, 1.25% of the aggregate principal amount of the Tranche A Term Borrowings outstanding on the Incremental Amendment No. 3 Effective Date. Subject to adjustment pursuant to Section 2.11(d), the Borrower shall repay Incremental Tranche A Term Borrowings, if any, on the last day of each March, June, September and December, in an aggregate principal amount equal to (i) for each such date occurring after the Incremental Amendment No. 3 Effective Date (beginning with March 31, 2014) but on or prior to January 31, 2016, 0.625% of the aggregate principal amount of the Incremental Tranche A Term Borrowings outstanding on the Incremental Amendment No. 3 Effective Date and (ii) for each such date occurring after January 31, 2016 but prior to the Incremental Tranche A Term Maturity Date, 1.25% of the aggregate principal amount of the Incremental Tranche A Term Borrowings outstanding on the Incremental Amendment No. 3 Effective Date.

(q) Section 2.10 of the Credit Agreement is hereby further amended by adding the following sentence at the end of (b) of such Section:

Subject to adjustment pursuant to Section 2.11(d), the Borrower shall repay Incremental Tranche B-2 Term Borrowings on the last day of each March, June, September and December, beginning with March 31, 2014, and ending with the last such day to occur prior to the Incremental Tranche B-2 Term Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Incremental Tranche B-2 Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Incremental Amendment No. 3 Effective Date.

(r) Section 2.10 of the Credit Agreement is hereby further amended by amending and restating paragraph (c) of such Section in its entirety to read as follows:

To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Term Maturity Date, (ii) all Incremental Tranche A Term Loans shall be due and payable on the Incremental Tranche A Term Maturity Date, (iii) all Tranche B Term Loans shall be due and payable on the Tranche B Term Maturity Date, (iv) all Incremental Tranche B Term Loans shall be due and payable on the Incremental Tranche B Term Maturity Date and (v) all Incremental Tranche B-2 Term Loans shall be due and payable on the Incremental Tranche B-2 Term Maturity Date.

(s) Section 2.11 of the Credit Agreement is hereby amended by replacing the second and third sentences of paragraph (e) of such Section in their entirety with the following sentences:

In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Tranche B Term Borrowings, Incremental Tranche B Term Borrowings and Incremental Tranche B-2 Term Borrowings (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (or, at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, at the option of the

Borrower, first among the Tranche B Term Borrowings and Incremental Tranche B Term Borrowings, in each case in respect of such Tranche B Term Loans and Incremental Tranche B Term Loans the Maturity Date of which has not been so extended, pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (for purposes of this Section 2.11(e), treating the non-extended Tranche B Term Loans and non-extended Incremental Tranche B Term Loans as separate Classes from the extended Tranche B Term Loans and extended Incremental Tranche B Term Loans, respectively), and second, among Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Tranche B Term Borrowings (in respect of the Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B Term Borrowings (in respect of the Incremental Tranche B Term Loans the Maturity Date of which has been so extended) and Incremental Tranche B-2 Term Borrowings (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class); provided that any Tranche B Term Lender, Incremental Tranche B Term Lender or Incremental Tranche B-2 Term Lender (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, any Lender that holds Incremental Term Loans of such Class) may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans, Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans or Incremental Term Loans of any such Class pursuant to this Section 2.11 (other than an optional prepayment pursuant to paragraph (a) of this Section 2.11, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans, Incremental Tranche B Term Loans, Incremental Tranche B-2 Term Loans or Incremental Term Loans of any such Class but was so declined may be retained by the Borrower (or, at any time that the aggregate outstanding principal amount of Tranche B Term Loans and Incremental Tranche B Term Loans (in each case, the Maturity Date of which has not been extended to a date that is on or after July 31, 2019), taken together, exceeds $500,000,000, if the Borrower has elected to apply the prepayment amount first, on a pro rata basis, to the Tranche B Term Borrowings and Incremental Tranche B Term Borrowings in respect of the Tranche B Term Loans and Incremental Tranche B Term Loans the Maturity Date of which has not been so extended, then any such amount declined by any Tranche B Term Lender or Incremental Tranche B Term Lender in respect of such Borrowings shall first be applied to prepay the Tranche A Term Borrowings, Incremental Tranche A Term Borrowings, Tranche B Term Borrowings (in respect of the Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B Term Borrowings (in respect of the Incremental Tranche B Term Loans the Maturity Date of which has been so extended), Incremental Tranche B-2 Term Borrowings and Borrowings in respect of any applicable Class of Incremental Term Loans, in each case in accordance with the foregoing provisions of this Section 2.11(c), with any amounts declined by the Tranche B Term Lenders, Incremental Tranche B Term Lenders and Incremental Tranche B-2 Term Lenders in respect of such Borrowings to be retained by the Borrower). In the event of any optional prepayment of Tranche A Term Borrowings or Incremental Tranche A Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Tranche A Term Borrowings and Incremental Tranche A Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. In the event of any optional prepayment of Tranche B Term Borrowings or Incremental Tranche B Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Tranche B Term Borrowings and Incremental Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

(t) Section 2.11 of the Credit Agreement is hereby amended by adding the following new paragraph (j) to such Section in the appropriate alphabetical order:

(j) All (i) prepayments of Incremental Tranche B-2 Term Loans effected on or prior to the six-month anniversary of the Incremental Amendment No. 3 Effective Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement effected on or prior to the six-month anniversary of the Incremental Amendment No. 3 Effective Date, the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Incremental Tranche B-2 Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Incremental Tranche B-2 Term Loans so prepaid, in the case of a transaction described in clause (i) of this sentence, or 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loans or the Incremental Tranche B-2 Term Loans affected by such amendment, amendment and restatement or other modification, in the case of a transaction described in clause (ii) of this sentence. Notwithstanding the foregoing, this paragraph shall not apply to a refinancing of all the Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction); provided that the primary purpose of such transaction is not to effect a Repricing Transaction.

(u) Section 2.21 of the Credit Agreement is hereby amended by amending and restating paragraph (a) of such Section in its entirety to read as follows:

At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request to add (i) (x) one or more increases to any existing Tranche A Term Loan, Tranche B Term Loan or Incremental Term Loan (each such increase, a “Term Loan Increase”) or (y) one or more additional tranches of term loans in the form of either a “Tranche A Term Loan” or a “Tranche B Term Loan” (“Other Term Loans” and together with any Term Loan Increase, the “Incremental Term Loans”) or (ii) solely during the Revolving Availability Period, one or more increases in the aggregate amount of the Revolving Commitments (each such increase, a “Revolving Commitment Increase” and, together with the Incremental Term Loans, the “Incremental Extensions of Credit”); provided that at the time of each such request and upon the effectiveness of each Incremental Facility Amendment, (A) no Default has occurred and is continuing or shall result therefrom, (B) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) at and as of each such time, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date, (C) the Borrower shall be in compliance on a Pro Forma Basis after giving effect to the incurrence or assumption of such Indebtedness (and the application of the proceeds therefrom) with the covenants contained in Sections 6.11 and 6.12 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are required to have been delivered pursuant to Section 5.01(b) or 5.01(d) and (D) the Borrower shall have delivered a certificate of a Responsible Officer to the effect set forth in clause (C) above, together with reasonably detailed calculations demonstrating compliance with clause (C) above (which calculations shall, if made as of the last day of any fiscal quarter of the Borrower for which the Borrower has not delivered to the Administrative Agent the financial statements and the Compliance Certificate required to be delivered by Section 5.01(b) or 5.01(d) and Section 5.01(e), respectively, be accompanied by a reasonably detailed calculation of Consolidated EBITDA and Consolidated Pro Forma Debt Service for the relevant period). Notwithstanding anything to contrary herein, the aggregate principal amount of the Incremental Extensions of Credit shall not exceed the sum of (x) $500,000,000 and (y) an amount in excess thereof so long as the Total Net Leverage Ratio, recomputed on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are required to have been delivered pursuant to Section 5.01(b) or 5.01(d), after giving effect to the applicable Incremental Extension of Credit (and, if such Incremental Extension of Credit is in the form of a Revolving Commitment Increase, assuming for purposes of this calculation that such Revolving Commitment Increase is fully drawn as of the last day of such fiscal quarter) and the application of the proceeds thereof, is not greater than 5.00 to 1.00. Each Term Loan Increase, each tranche of Other Term Loans and each Revolving Commitment Increase shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $10,000,000; provided that such amount may be less than $10,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Incremental Extensions of Credit set forth above.

(v) Section 2.21 of the Credit Agreement is hereby further amended by adding the following sentences at the end of paragraph (b) of such Section:

For purposes of clause (A) of the proviso to this Section 2.21(b) in respect of subsequent Classes of Incremental Term Loans, (x) the Tranche B Term Loans, the Incremental Tranche B Term Loans and the Incremental Tranche B-2 Term Loans shall be deemed to be in the same Class of Term Loans and (y) the Tranche A Term Loans and the Incremental Tranche A Term Loans shall be deemed to be in the same Class of Term Loans. Notwithstanding anything herein to the contrary, the terms and provisions of any Term Loan Increase (other than arrangement, upfront, amendment and other similar fees and original issue discount) shall be identical to those of the applicable Class of Term Loans subject to such increase.

(w) Section 2.22 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

Notwithstanding anything herein to the contrary, any Maturity Date Extension Request that is delivered by the Borrower hereunder in respect of the Tranche A Term Borrowings shall apply ratably to the Incremental Tranche A Term Borrowings (and vice versa).

(x) Section 2.23 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

For purposes of clarity, any prepayment of Tranche A Term Loans pursuant to this Section 2.23 with the proceeds of Refinancing Term Loans shall be applied ratably among the Tranche A Term Loans and the Incremental Tranche A Term Loans (and vice versa).

(y) Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 3.08. Anti-Terrorism Laws. (a) None of Holdings, the Borrower or any Restricted Subsidiary and, to the knowledge of Holdings or the Borrower, none of their respective directors, officers, employees, agents, brokers or Affiliates (i) has violated any Anti-Terrorism Laws, Anti-Corruption Laws or applicable Sanctions in any material respect or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of proceeds received from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b) None of Holdings, the Borrower or any Restricted Subsidiary and, to the knowledge of Holdings or the Borrower, none of their respective directors, officers, employees, agents, brokers or Affiliates that is acting or benefiting in any capacity in connection with the Loans or the Letters of Credit is a Blocked Person.

(c) None of Holdings, the Borrower or any Restricted Subsidiary and, to the knowledge of Holdings or the Borrower, none of their respective directors, officers, employees, agents, brokers or Affiliates that is acting or benefiting in any capacity in connection with the Loans or the Letters of Credit (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or applicable Sanctions or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, Anti-Corruption Law or applicable Sanctions.

(d) The Borrower will not, and will not permit any Restricted Subsidiary to, directly, or, to the knowledge of the Borrower, indirectly, use the proceeds of the Loans or the Letters of Credit or otherwise make available such proceeds (i) to any Person for the purpose of financing the activities of any Person currently subject to Sanctions (including under any Anti-Terrorism Law) or (ii) in violation of any Anti-Corruption Law or applicable Sanctions.

(z) Section 5.09 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Restricted Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

(aa) Section 5.10 of the Credit Agreement is hereby amended by amending and restating the second to last sentence of such Section as follows:

“No part of the proceeds of any Loan will be used in violation of the representations set forth in Sections 3.08 and 3.10.”

(bb) Section 6.08 of the Credit Agreement is hereby amended by deleting the word “and” prior to clause (k) of such Section and adding the following new clause (l) at the end of clause (k) that reads in its entirety as follows:

“and (l) management and other similar services and arrangements performed in the ordinary course of business by Holdings, the Borrower or any Loan Party in favor of any other Restricted Subsidiary”

(cc) Section 6.09 of the Credit Agreement is hereby amended by (i) replacing the text “Restricted Subsidiary” in clause (a) of such Section with the text “Subsidiary Loan Party”; (ii) replacing the “and” prior to clause (i)(I) of the first proviso of such Section with a comma; and (iii) adding a new clause (i)(J) at the end of the first proviso of such Section that reads in its entirety as follows:

“and (J) restrictions and conditions in the form of customary separateness, bankruptcy remoteness and similar provisions included in governing or other documents related to entities structured as special purpose entities in anticipation of financing arrangements, acquisition of assets or similar transactions if the Borrower determines that any such restriction or condition shall not materially affect the Borrower’s ability to pay interest or principal, when due, on the Loans”

(dd) Section 9.01(a) of the Credit Agreement is hereby amended by amending and restating clause (i) of such Section as follows:

“(i) if to Holdings or the Borrower, to it at 1220 Augusta Drive, Suite 600, Houston, Texas 77057, Attention of Treasurer and General Counsel (Fax No. (713) 570-3150);”

SECTION 8. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Lenders party hereto that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each Loan Party has all requisite power and authority, and the legal right (including necessary authorizations from the FCC and the FAA), to execute, deliver and perform its obligations under this Amendment and each other agreement or instrument contemplated hereby to which it is a party and to effect the transactions contemplated hereunder.

(c) The execution, delivery and performance by each Loan Party of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party, (iii) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture, agreement or other instrument binding upon any Loan Party or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Loan Party or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder and (iv) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by any Loan Party, except Liens created under the Loan Documents.

(d) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Effective Date before and after giving effect to each of the transactions contemplated by this Amendment, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(e) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. Use of Proceeds; Waiver. (a) The proceeds of the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans shall be used by the Borrower to make an optional prepayment of the Revolving Loans on the Effective Date, immediately following the consummation of the transactions set forth in Sections 4, 5 and 6 hereof, in an aggregate principal amount equal to $700,000,000 (the “R/C Prepayment”).

(b) Each Lender party hereto hereby waives the advance notice requirement set forth in Section 2.11(f) with respect to the R/C Prepayment.

SECTION 10. Effectiveness. (a) This Amendment (other than Sections 4, 5, 6, 7 (except those amendments contemplated by such Section 7 to the extent necessary to incorporate the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans into the Credit Agreement) and 9(b) hereof) shall become effective as of the date first above written (the “Effective Date”) when (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each of the other Loan Parties and each of the Incremental Tranche B-2 Term Lenders and the Incremental Tranche A Term Lenders, (ii) each of the conditions set forth in subclauses (A) through (D) (inclusive) of the first proviso in Section 2.21(a) of the Credit Agreement shall have been satisfied, (iii) each of the representations and warranties set forth in Section 8 hereof shall be true and correct, (iv) the Borrower shall have delivered a Borrowing Request with respect to the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans, (v) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to such Loan Party, the Loan Documents or the transactions contemplated hereby (including certified resolutions from the board of directors (or equivalent governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (vi) the Administrative Agent shall have received a legal opinion reasonably satisfactory to it from (x) Cravath, Swaine & Moore LLP, special New York counsel for the Loan Parties and (y) local counsel in each jurisdiction where a Loan Party is organized and the laws of which are not covered by the opinion referenced in clause (x) of this paragraph and (vii) the Administrative Agent shall have received payment of (x) all expenses required to be paid or reimbursed by Holdings, the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses set forth in Section 14 hereof and (y) all fees required to be paid by the Borrower pursuant to Section 15(a) hereof.

(b) Sections 4, 5, 6, 7(e) and 7(o) of this Amendment and those other amendments contemplated by Section 7 to the extent necessary to incorporate the Maturity Extensions into the Credit Agreement shall become effective as of the Effective Date immediately after (i) the conditions precedent in Section 10(a) hereof shall have been satisfied, (ii) the transactions contemplated by Sections 2 and 3 hereof shall have been consummated, (iii) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Extending Revolving Lender, each Replacement Revolving Lender, each Extending Tranche A Term Lender, each Replacement Tranche A Term Lender, the Swingline Lender and the Issuing Bank, (iv) the conditions set forth in Section 2.22(e) of the Credit Agreement shall have been satisfied and (v) the Administrative Agent shall have received payment of all fees required to be paid by the Borrower pursuant to Sections 15(b), 15(c), 15(d) and 15(e) hereof.

(c) Section 9(b) and the remaining provisions of Section 7 of this Amendment shall become effective as of the Effective Date immediately after (i) the conditions precedent in Section 10(b) hereof shall have been satisfied, (ii) the transactions contemplated by Sections 4, 5 and 6 hereof shall have been consummated and (iii) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Extending Revolving Lender, each

Replacement Revolving Lender, each Extending Tranche A Term Lender, each Replacement Tranche A Term Lender and the Required Lenders.

(d) For the avoidance of doubt, each of the parties hereto hereby consents to the amendments, waivers and other transactions set forth herein.

SECTION 11. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document”, the Incremental Tranche B-2 Term Lenders, the Incremental Tranche A Term Lenders and the Replacement Tranche A Term Lenders shall constitute “Lenders” and “Term Lenders”, the Replacement Revolving Lenders shall constitute “Lenders” and “Revolving Lenders”, and the Incremental Tranche B-2 Term Loans and the Incremental Tranche A Term Loans shall constitute “Loans” and “Term Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 13. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto.

SECTION 14. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 15. Upfront and Amendment Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of (x) each Incremental Tranche B-2 Term Lender an upfront fee equal to 0.50% of the aggregate principal amount of the Incremental Tranche B-2 Term Loan of such Incremental Tranche B-2 Term Lender and (y) each Incremental Tranche A Term Lender an upfront fee equal to 0.25% of the aggregate principal amount of the Incremental Tranche A Term Loan of such Incremental Tranche A Term Lender, which fee will be paid on the Effective Date.

(b) The Borrower agrees to pay to the Administrative Agent for the account of each Tranche A Term Lender that agrees to extend the maturity of its Tranche A Term Loans as provided herein an amendment fee equal to 0.125% of the aggregate principal amount of the Tranche A Term Loans of such Tranche A Term Lender so extended, which fee will be paid on the Effective Date.

(c) The Borrower agrees to pay to the Administrative Agent for the account of each Replacement Tranche A Term Lender an upfront fee equal to 0.25% of the aggregate principal amount of the Tranche A Term Loans assumed by such Replacement Tranche A Term Lender hereunder, which fee will be paid on the Effective Date.

(d) The Borrower agrees to pay to the Administrative Agent for the account of each Replacement Revolving Lender an upfront fee equal to 0.25% of the aggregate amount of Revolving Commitments assumed by such Replacement Revolving Lender hereunder, which fee will be paid on the Effective Date.

(e) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender that agrees to extend the maturity of its Revolving Commitment as provided herein an upfront fee equal to 0.125% of the aggregate amount of the Revolving Commitments of such Revolving Lender so extended, which fee will be paid on the Effective Date.

SECTION 16. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 17. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING COMPANY,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CCGS HOLDINGS CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 3 and Maturity Date Signature Page]

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE SOLUTIONS CORP.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITION IV LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE TOWERS 06-2 LLC,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 3 and Maturity Date Signature Page]

CROWN CASTLE NG NETWORKS INC.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG EAST INC.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG WEST INC.,

By
/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 3 and Maturity Date Signature Page]

THE ROYAL BANK OF SCOTLAND PLC, individually and as Administrative Agent, Issuing Bank and Swingline Lender,

By
/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

THE ROYAL BANK OF SCOTLAND PLC

By
/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Bank of America, N.A.

By
/s/ Jay D. Marquis
	Name:	Jay D. Marquis
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.

By
/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

MORGAN STANLEY BANK, N.A.

By
/s/ Sherrese Clarke
	Name:	Sherrese Clarke
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

SUNTRUST BANK

By
/s/ Brian Guffin
	Name:	Brian Guffin
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Toronto Dominion (New York) LLC

By
/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Barclays Bank PLC

By
/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Credit Agricole Corporate and Investment Bank

By
/s/ Amy Trapp
	Name:	Amy Trapp
	Title:	Managing Director

By
/s/ Kestrina Budina
	Name:	Kestrina Budina
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

JPMORGAN CHASE BANK, N.A.

By
/s/ Goh Siew Tan
	Name:	Goh Siew Tan
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Royal Bank of Canada

By
/s/ Sheldon Pinto
	Name:	Sheldon Pinto
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
/s/ O. Anderssen
	Name:	O. Anderssen
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

COMPASS BANK

By
/s/ Alex Clary
	Name:	Alex Clary
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Wells Fargo Bank, N.A.

By
/s/ William R. Eustis
	Name:	William R. Eustis
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Sumitomo Mitsui Banking Corporation

By
/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

PNC BANK NATIONAL ASSOCIATION

By
/s/ John Berry
	Name:	John Berry
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Citibank, N.A.

By
/s/ Aqmar Munira Mohammad Musadek
	Name:	Aqmar Munira Mohammad Musadek
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

The Commonwealth of Pennsylvania – Treasury

By
/s/ Jeanne Pattalino
	Name:	Jeanne Pattalino
	Title:	Fixed Income Investment Officer Haverford Financial Services Inc.

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Dryden XI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By
/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
As Investment Advisor

By
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor

By
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Eaton Vance CDO X PLC
By: Eaton Vance Management
As Investment Advisor

By
/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
APIDOS CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By
/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
APIDOS CINCO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By
/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
One Wall Street CLO II LTD
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Pacifica CDO VI LTD
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Prospero CLO II B.V.
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Veritas CLO II, LTD
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Westwood CDO I LTD
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Westwood CDO II LTD
By: Alcentra NY, LLC, as investment advisor

By
/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
BABSON CLO LTD. 2006-II
By: Babson Capital Management LLC as Collateral Manager

By
/s/ Kelly Burton
	Name:	Kelly Burton
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
BABSON MID-MARKET CLO LTD. 2007-II
By: Babson Capital Management LLC as Collateral Manager

By
/s/ Kelly Burton
	Name:	Kelly Burton
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as Collateral Manager

By
/s/ Kelly Burton
	Name:	Kelly Burton
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
CLEAR LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By
/s/ Kelly Burton
	Name:	Kelly Burton
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By
/s/ Kelly Burton
	Name:	Kelly Burton
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
CANNINGTON FUNDING LTD.
By: Silvermine Capital Management LLC
As Investment Manager

By
/s/ Aaron Meyer
	Name:	Aaron Meyer
	Title:	Principal

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
COMSTOCK FUNDING LTD.
By: Silvermine Capital Management LLC
As Collateral Manager

By
/s/ Aaron Meyer
	Name:	Aaron Meyer
	Title:	Principal

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
GREENS CREEK FUNDING LTD.
By: Silvermine Capital Management LLC
As Investment Manager

By
/s/ Aaron Meyer
	Name:	Aaron Meyer
	Title:	Principal

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

RAYMOND JAMES BANK, N.A.

By
/s/ Michael Pelletier
	Name:	Michael Pelletier
	Title:	Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Bridgeport CLO Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

By
/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Burr Ridge CLO Plus Ltd.
By: Deerfield Capital Management LLC, its
Collateral Manager

By
/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
CIFC Funding 2007-I, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager

By
/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
CIFC Funding 2007-II, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager

By
/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
CIFC Funding 2007-III, Ltd.
By: CIFC Asset Management LLC, its Collateral
Manager

By
/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Cadence Bank, N.A.

By
/s/ Bill Bobbora
	Name:	Bill Bobbora
	Title:	Senior Vice President

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
RAMPART CLO 2006-1 LTD.
By: Apollo Debt Advisors LLC, as its Collateral Manager

By
/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Stone Tower CLO V Ltd.
By: Apollo Debt Advisors LLC,
As its Collateral Manager

By
/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Fidelity Securities Fund: Fidelity Series Real Estate
Income Fund

By
/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Fidelity Salem Street Trust: Fidelity Strategic Real
Return Fund

By
/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Fidelity Securities Fund: Fidelity Real Estate
Income Fund

By
/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Fifth Third Bank

By
/s/ Ben Brodsky
	Name:	Ben Brodsky
	Title:	Officer

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Avery Street CLO, Ltd.

By
/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

Emerson Place CLO, Ltd.

By
/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Greywolf CLO I, Ltd
By: Greywolf Capital Management LP, its
Investment Manager

By
/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
DUANE STREET CLO II, LTD.
By: Napier Park Global Capital, LLC,
As Collateral Manager

By
/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
DUANE STREET CLO III, LTD.
By: Napier Park Global Capital, LLC,
As Collateral Manager

By
/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Callidus Debt Partners CLO Fund V, Ltd.
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By
/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:
Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By
/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

[Amendment Signature Page]

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 3 AND MATURITY DATE EXTENSION DATED AS OF DECEMBER 30, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012 (AS AMENDED), AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

PPM GRAYHAWK CLO, LTD
By: PPM America, Inc., as Collateral Manager

By
/s/ Chris Kappas
Chris Kappas
Managing Director

[Amendment Signature Page]